================================================================================
      INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A
       REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED
    WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION
  STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO
   SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF
     THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE
       WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE
                       SECURITIES LAWS OF ANY SUCH STATE.
================================================================================

                              SUBJECT TO COMPLETION
                    PRELIMINARY PROSPECTUS DATED MAY 19, 1998






                  the
                     RODNEY SQUARE
                     STRATEGIC
                     FIXED-INCOME
                     FUND













                                   PROSPECTUS
                                 JUNE __, 1998

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


EXPENSE TABLE.................................................................2

FINANCIAL HIGHLIGHTS .........................................................4

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS ...................................6

INVESTMENT OBJECTIVES AND POLICIES ...........................................8

RISK FACTORS.................................................................10

PURCHASE OF SHARES...........................................................12

SHAREHOLDER ACCOUNTS ........................................................13

REDEMPTION OF SHARES ........................................................13

EXCHANGE OF SHARES   ........................................................15

HOW NET ASSET VALUE IS DETERMINED ...........................................16

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES ....................................16

PERFORMANCE INFORMATION .....................................................18

MANAGEMENT OF THE FUND  .....................................................20

DESCRIPTION OF THE FUND .....................................................22

APPENDIX.....................................................................22
                                    the RODNEY SQUARE
                                        STRATEGIC FIXED-INCOME
                                        FUND


      The Rodney Square Strategic Fixed-Income Fund (the "Fund") consists of three separate portfolios (the "Portfolios"): the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio each seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities. Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio will fall within a range of 2 1/2 to 4 years and 5 to 7 years, respectively. The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. Under normal market conditions, the average dollar-weighted duration of securities held by the Municipal Bond Portfolio will fall within a range of 4 to 8 years. Shares of the Portfolios are offered at net asset value without the imposition of any front-end sales charge and are not subject to any Rule 12b-1 fees.

                                   PROSPECTUS

                                  JUNE __, 1998

      This Prospectus sets forth information about the Fund that you should know before investing. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information, dated June __, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time and to time, is incorporated by reference herein. A copy of the Statement of Additional Information and the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. ("RSD"), by calling the number below, by writing to RSD at the address noted on the back cover of this Prospectus, or by accessing the web site maintained by the SEC
(http://www.sec.gov). RSD is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), a bank chartered in the State of Delaware.


--------------------------------------------------------------------------------
    FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
    . NATIONWIDE............................................ (800) 336-9970
--------------------------------------------------------------------------------

      SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY OR ANY OTHER BANK, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


EXPENSE TABLE
                                                                    SHORT/INTERMEDIATE  INTERMEDIATE   MUNICIPAL
                                                                          BOND             BOND          BOND
                                                                      PORTFOLIO          PORTFOLIO     PORTFOLIO
                                                                      ---------          ---------     ---------
SHAREHOLDER TRANSACTION COSTS*                                             None            None         None

ANNUAL PORTFOLIO OPERATING EXPENSES**
(as a percentage of average net assets)

Advisory Fee (after waivers)..........................                     0.26%           0.24%        0.00%

12b-1 Fee.............................................                     0.00%           0.00%        0.00%

Other Expenses (after reimbursements).................                     0.29%           0.31%        0.75%
                                                                      ----------           -----        -----

Total Operating Expenses (after waivers and reimbursements) ..             0.55%           0.55%        0.75%
                                                                      ==========           =====        =====

EXAMPLE***
----------

You would pay the following expenses on a $1,000 investment in each Portfolio assuming a 5% annual return and redemption at the end of each time period:

One year  ............................................                      $ 6             $ 6          $ 8
Three years...........................................                      $18             $18          $24
Five years............................................                      $31             $31          $42
Ten years.............................................                      $69             $69          $93


* WTC and/or Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. See "Purchase of Shares" for additional information.

** Because the Intermediate Bond Portfolio had no operations prior to the date of this Prospectus, expenses for that Portfolio are estimated for its first year of operations, adjusted to reflect WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that the expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of its average daily net assets through February 1999. Without waivers, the Advisory Fee for the Intermediate Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Total Operating Expenses are estimated to be 0.66% of its average daily net assets. With respect to the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, expenses are based on each Portfolio's expenses for its fiscal year ended October 31, 1997, adjusted to reflect its current advisory, administration, accounting services and transfer agency fees, the termination of its Rule 12b-1 Plan, and WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that their expenses (excluding taxes, extraordinary expenses, brokerage commissions and
      interest)   exceed  an  annual  rate  of  0.55%,   with   respect  to  the
      Short/Intermediate Bond Portfolio, and 0.75%, with respect to the Municipal Bond Portfolio, of each Portfolio's average daily net assets through February 1999. Without waivers, the Advisory Fee for the Short/Intermediate Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Total Operating Expenses would be 0.64% of its average daily net assets. Without waivers and reimbursements, the Advisory Fee for the Municipal Bond Portfolio would be 0.35% of the Portfolio's average daily net assets, and Other Expenses and Total Operating Expenses would be 0.95% and 1.30%, respectively, of its average daily net assets. See "Management of the Fund " for additional information.

*** The assumption in the Example of a 5% annual return is required by regulations of the SEC and is applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, any Portfolio's projected or actual performance.

      The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly.

      THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following tables include selected per share data and other performance information for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio throughout the following periods derived from the audited financial statements of the Fund. They should be read in conjunction with the Fund's financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is included, together with the auditor's unqualified report, as part of the Fund's Statement of Additional Information.

Information is not provided for the Intermediate Bond Portfolio, as that Portfolio had no operations prior to the date of this Prospectus.



SHORT/INTERMEDIATE BOND PORTFOLIO
                                                                                                       April 2, 1991
                                                                                                      (Commencement Of
                                                                                                       Operations) To
                                                        For The Fiscal  Years Ended October 31,          October 31,
                                                        ------------------------------------------------------------
                                                    1997       1996      1995      1994       1993    1992      1991
                                                    ----      -----     -----     -----      ------  ------    ------

NET ASSET VALUE-- BEGINNING OF PERIOD.........    $12.95     $13.08    $12.42     $13.48   $13.20    $12.86    $12.50
                                                  ------     ------    ------     ------   ------    ------    ------
INVESTMENT OPERATIONS:
      NET INVESTMENT INCOME...................      0.77       0.78      0.83       0.71     0.76      0.83      0.48
      Net realized and unrealized gain (loss)
      on investments..........................      0.12      (0.13)     0.66      (1.02)    0.39      0.37      0.36
                                                  ------     ------      ----      -----     ----      ----     -----
 Total from investment operations.............      0.89       0.65      1.49      (0.31)    1.15      1.20      0.84
                                                  ------     ------      ----      -----     ----      ----     -----
DISTRIBUTIONS:
      From net investment income..............     (0.77)     (0.78)    (0.83)     (0.71)   (0.76)    (0.83)    (0.48)
      From net realized gain on investments...       --          --        --      (0.04)   (0.11)    (0.03)       --
                                                  ------     -------    ------     -----    -----     -----     ------
                     Total distributions......     (0.77)     (0.78)    (0.83)     (0.75)   (0.87)    (0.86)    (0.48)
                                                  ------     -------    ------    -------  -------   -------    ------
NET ASSET VALUE-- END OF PERIOD...............    $13.07     $12.95    $13.08     $12.42   $13.48    $13.20    $12.86
                                                  ======     ======    ======     =======   ======   ======    =======
TOTAL RETURN**................................      7.13%      5.18%    12.41%     (2.33)%   9.00%     9.58%     6.89%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
      Expenses +..............................      0.65%      0.65%     0.65%      0.65%    0.65%     0.65%     0.89%*
      Net investment income...................      5.98%      6.07%     6.56%      5.53%    5.65%     6.33%     6.64%*
Portfolio turnover rate.......................     83.54%     85.77%   116.40%     43.77%   24.22%    27.37%    78.45%*
Net assets at end of period (000 omitted).....    $31,456    $31,777   $32,214    $31,721   $40,971  $30,152   $24,171
SENIOR SECURITIES:
Amount of reverse repurchase agreements out-
    standing at end of period (in thousands)..        $0          $0        $0         $0       $0       $0        $0
Average daily amount of reverse repurchase
      agreements outstanding during the period
      (in thousands)..........................        $0          $0        $0         $0       $0       $0      $162


                                       4

Average daily number of shares outstanding
      during the period (in thousands)........      2,441      2,545     2,492      2,960    2,660    2,109     1,279
Average daily amount of reverse repurchase
      agreements per share during the period..      $0.00      $0.00     $0.00      $0.00    $0.00    $0.00     $0.13


*     Annualized

** The total return figure for the Portfolio for the fiscal period ended October 31, 1991 has not been annualized.

+ WTC reimbursed a portion of the Portfolio's expenses, exclusive of advisory fees, for the fiscal period ended October 31, 1991. WTC waived a portion of its advisory fees for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, and Rodney Square Management Corporation ("RSMC"), the prior administrator and accounting servicing agent of the Portfolios, waived a portion of its accounting services fee for the fiscal year ended October 31, 1992 and for the fiscal period ended October 31, 1991. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, and for the fiscal period ended October 31, 1991, would have been 1.12%, 1.09%, 1.14%, 1.05%, 1.06%,
      1.24% and 1.91%, respectively.


MUNICIPAL BOND PORTFOLIO

                                                               FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                               --------------------------------------
                                                               1997      1996      1995     1994
                                                               ----      ----      ----     ----
NET ASSET VALUE-- BEGINNING OF YEAR......................     $12.46    $12.49   $11.64    $12.50

INVESTMENT OPERATIONS:
      Net investment income .............................       0.55      0.55     0.54      0.49
      Net realized and unrealized gain (loss)
      on investments                                            0.28     (0.03)    0.85      (0.86)
                                                               -----     ------   -----      -----
           Total from investment operations..............       0.83      0.52     1.39      (0.37)

DISTRIBUTIONS:
      From net investment income.........................      (0.55)    (0.55)   (0.54)    (0.49)
                                                              -------   -------   ------   -------
NET ASSET VALUE-- END OF YEAR............................     $12.74    $12.46   $12.49    $11.64
                                                              ======    ======    ======   =======
TOTAL RETURN.............................................       6.85%     4.24%   12.23%    (3.05)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
      Expenses++.........................................       0.75%     0.75%    0.75%     0.75%
      Net investment income..............................       4.42%     4.41%    4.50%     4.13%
Portfolio turnover rate..................................      28.56%    15.91%   42.08%    21.95%
Net assets at end if year (000 omitted)..................     $17,446   $16,619  $16,570   $14,283


++ WTC waived its entire advisory fee and RSMC waived a portion of its administration and accounting services fee for the fiscal years ended October 31, 1997, 1996, 1995 and 1994. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1997, 1996, 1995 and 1994, would have been 1.52%, 1.37%, 1.45% and 1.62%, respectively.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS

      The information provided in this section is qualified in its entirety by reference to the more detailed information elsewhere in this Prospectus.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT  POLICIES?

      The Fund is an open-end, management investment company consisting of three separate diversified portfolios: the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio. The investment objectives and primary investment policies of the Portfolios are as follows:

      SHORT/INTERMEDIATE BOND PORTFOLIO (PREVIOUSLY THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO). This Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities with an average dollar-weighted duration, under normal market conditions, of 2 1/2 to 4 years. (See "Investment Objectives and Policies -- Short/Intermediate Bond and Intermediate Bond Portfolios.")

      INTERMEDIATE BOND PORTFOLIO. This Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities with an average dollar-weighted duration, under normal market conditions, of 5 to 7 years. (See "Investment Objectives and Policies -- Short/Intermediate Bond and Intermediate Bond Portfolios.")

      MUNICIPAL BOND PORTFOLIO (PREVIOUSLY THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO). This Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital by investing principally in municipal securities providing interest income that is exempt from federal income tax with an average dollar-weighted duration, under normal market conditions, of 4 to 8 years. (See "Investment Objectives and Policies -- Municipal Bond Portfolio.")

WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?

      Investment in the Portfolios represents an investment in securities with fluctuating market prices. As market prices fluctuate, the net asset value of an investor's holdings will also fluctuate and, at the time of redemption, may be more or less than the purchase price. The value of each Portfolio's holdings of fixed income securities generally varies inversely with the movement of market interest rates. Generally, if interest rates rise, prices of fixed income securities fall; if interest rates fall, prices of fixed income securities rise. In addition, the value of each Portfolio's holdings varies depending on the average duration and the credit quality of the holdings as well as general market factors. When interest rates rise or fall, investors should expect more fluctuations in value in the Intermediate Bond Portfolio than in the Short/Intermediate Bond Portfolio, due to the latter Portfolio's shorter duration.

      The Portfolios may engage in certain options, futures and (in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio only) forward currency transactions. Such transactions may involve certain risks, increase costs and diminish investment performance. (See "Investment Objectives and Policies," "Risk Factors" and "Appendix.")

      Depending on your tax bracket, your after-tax return from the Municipal Bond Portfolio may be substantially higher than the after-tax return you would earn from comparable taxable investments. Shareholders pay no federal income tax on exempt-interest dividends paid by the Municipal Bond Portfolio. However, those dividends may be subject to state and local income taxes. In addition, a portion of that Portfolio's dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). Capital gain distributions, if any, from the Municipal Bond Portfolio are subject to federal income income tax, as well as state and local taxes. (See "Dividends, Other Distributions and Taxes.")

      Prior to the date of this Prospectus, the Intermediate Bond Portfolio had no operations.

HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIOS RATHER THAN BY INVESTING DIRECTLY IN THE SECURITIES HELD BY THOSE PORTFOLIOS?

      Investing in the Portfolios offers two key benefits.

      FIRST:   Each  Portfolio  offers  a  way  to  keep  money  invested  in  a professionally managed portfolio of securities and, at the same time, to maintain daily liquidity. The Portfolios also offer a way for investors to diversify their investment portfolios by participating in pooled funds of taxable or tax-exempt fixed income securities. There are no minimum periods for investment in the Portfolios and no fees will be charged at time of purchase or redemption.

      SECOND: Investors in a Portfolio need not become involved with the detailed bookkeeping and operating procedures normally associated with direct investment in the securities held by the Portfolios.

WHO IS THE INVESTMENT ADVISER?

      Wilmington Trust Company ("WTC") is the investment adviser to the Portfolios. (See "Management of the Fund.")

WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT FOR THE FUND?

      PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, accounting and transfer agency services for the Fund. RSMC, a wholly owned subsidiary of WTC, provides corporate secretarial services for the Fund. (See "Management of the Fund.")

WHO IS THE FUND'S DISTRIBUTOR?

      Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's Distributor. (See "Management of the Fund.")

HOW DO YOU PURCHASE SHARES OF THE PORTFOLIOS?

      Each Portfolio is designed as an investment vehicle for individual investors, corporations and other institutional investors. (The Municipal Bond Portfolio is not, however, appropriate for purchase by tax-exempt institutions and individual retirement accounts and pension or profit-sharing plans which already provide tax-deferred income to their participants). Shares of each Portfolio may be purchased at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD as described below. There is no sales load. The minimum initial investment is $1,000 per Portfolio, but additional investments may be made in any amount.

      Shares of the Portfolios are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares.")

      The Fund and RSD reserve the right to reject new account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

      Please contact RSD or your Service Organization or call the number listed below, for further information about the Portfolios or for assistance in opening an account.

--------------------------------------------------------------------------------
           .         NATIONWIDE(800) 336-9970
--------------------------------------------------------------------------------

HOW DO YOU REDEEM SHARES OF THE PORTFOLIOS?

      If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or mail. There is no fee charged upon redemption. (See "Redemption of Shares.")

HOW ARE DIVIDENDS AND OTHER DISTRIBUTIONS PAID?

      Income dividends for the Portfolios are declared daily and distributed monthly. Net realized capital gains, if any, are distributed annually, after the close of the Fund's fiscal year (October 31st). Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")

ARE EXCHANGE PRIVILEGES AVAILABLE?

      You may exchange all or a portion of your Portfolio shares for shares of another Portfolio or for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")

INVESTMENT OBJECTIVES AND POLICIES

SHORT/INTERMEDIATE BOND AND INTERMEDIATE BOND PORTFOLIOS

      The Short/Intermediate Bond and the Intermediate Bond Portfolios each seeks high total return, consistent with high current income, by investing principally in various types of investment-grade fixed income securities.

      Under normal market conditions, the Short/Intermediate Bond portfolio and the Intermediate Bond Portfolio each will invest at least 85% of its total assets in investment-grade fixed income securities. Each Portfolio may also invest up to 10% of its total assets in investment-grade fixed income securities of foreign issuers.

      In investing in fixed income securities, the Short/Intermediate Bond Portfolio will, as a fundamental policy, maintain a short-to-intermediate average duration. The Intermediate Bond Portfolio will, as a fundamental policy, maintain an intermediate average duration. Under normal market conditions, the average dollar-weighted duration of securities held by the Short/Intermediate Bond Portfolio will fall within a range of 2 1/2 to 4 years; those held by the Intermediate Bond Portfolio will fall within a range of 5 to 7 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond Portfolio may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and the Intermediate Bond Portfolio may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

      Duration measures the sensitivity of the fixed income securities held by a Portfolio to a change in interest rates. A longer duration implies a greater sensitivity and means that the Portfolio's securities will experience a greater degree of fluctuation should interest rates change. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolios will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years and, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years.

      The composition of each Portfolio's holdings varies depending upon WTC's analysis of the fixed income markets including analysis of the most attractive segments of the yield curve, the relative value of different sectors of the fixed income markets and expected trends in those markets. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining a short-to-intermediate average duration or intermediate average duration for the Short/Intermediate and Intermediate Bond Portfolios, respectively, WTC seeks to protect the Portfolios' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with longer average durations, although that strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility. (See "Risk Factors.")

      The Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, are determined by WTC to be of comparable quality. (See "Risk Factors" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

      The Portfolios may invest in: bank obligations; corporate bonds, notes and commercial paper; convertible securities; foreign government and private debt obligations; guaranteed investment contracts; mortgage-backed securities; municipal securities; participation interests; asset-backed securities; preferred stock; supranational agency debt obligations; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Short-term debt obligations in which the Portfolios may invest include certificates of deposit, time deposits, bankers' acceptances, commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality and U.S.
Government obligations. The Portfolios may also engage in the following investment strategies: entering into both repurchase agreements and reverse repurchase agreements; purchasing and writing (selling) options, futures contracts, options on futures contracts or forward currency contracts; short selling; and lending portfolio securities. (See "Appendix.") In addition, the Portfolios may invest in investment companies that seek to maintain a stable net asset value (money market funds).

MUNICIPAL BOND PORTFOLIO

      The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. As a fundamental policy, under normal market conditions, the Municipal Bond Portfolio seeks to achieve this objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities providing interest income that is exempt, in the opinion of counsel for the issuer, from federal income tax.

      As a fundamental policy, the Portfolio will maintain an intermediate average duration. Under normal market conditions, the average dollar-weighted duration of securities held by the Portfolio will fall within a range of 4 to 8 years. In the event of unusual market conditions, the average duration for the Portfolio may fall within a broader range. Under those circumstances, the Portfolio may invest in securities with an overall average dollar-weighted duration of 2 to 10 years.

      Duration measures the sensitivity of the fixed income securities held by the Portfolio to a change in interest rates. A longer duration implies a greater sensitivity and means that the Portfolio's securities experience a greater degree of fluctuation should interest rates change. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolio's investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity of the Municipal Bond Portfolio will fall within a range of approximately 5 to 10 years..

      The composition of the Portfolio's holdings varies depending upon WTC's analysis of the municipal securities market including analysis of the most attractive segments of the yield curve, the relative value of different market sectors, expected trends in those markets and supply versus demand pressures. By maintaining an intermediate average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by municipal funds with longer average durations, although that strategy may reduce the level of income attained by the Portfolio. Of course, there in on guarantee that principal value can be protected during periods of extreme interest rate volatility. (See "Risk Factors.")

      The Portfolio invests only in securities that are rated, at the time of purchase, in the top four categories by an NRSRO such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. (See "Risk Factors" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

      The Portfolio may invest without limit in municipal securities issued to finance private activities, the interest on which is a Tax Preference Item. In addition, although the Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income. Such securities include bank obligations; corporate bond, notes and commercial pages; guaranteed investment contracts; mortgage-backed securities; participation interest; asset-backed securities; and U.S. Government obligations. The Portfolio may also engage in the following investment strategies: entering into repurchase agreements; purchasing and writing (selling) options, futures, and options on futures contracts; short selling; and lending Portfolio securities (see "Appendix.") In addition, the Portfolio may invest in investment companies that seek to maintain a stable net asset value (money market funds).

      The Portfolio will not invest more than 25% of its total assets in any one industry. (Governmental issuers of municipal securities are not considered part of any industry.) The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as the private operators of educational, hospital or housing facilities. However, WTC may determine that the yields available from concentrating in obligations in a particular market sector or political subdivision justify the risk that the performance of the Portfolio may be adversely affected by such concentration. Under such market conditions, the Portfolio may invest more than 25% of its assets in sectors of the municipal securities market such as health care or housing, or in securities relating to any one political subdivision, such as a given state or U.S. territory, and will then be unduly sensitive to any special risks that affect that sector or jurisdiction. There are no limitations on the Portfolio's investment in any one of the three general categories of municipal obligations -- general obligation bonds, revenue (or special) obligation bonds and private activity bonds. (See "Appendix.")

      Proposed tax legislation in recent years has included several provisions that may affect the supply and demand for tax-exempt municipal securities, as well as the tax-exempt nature of interest paid on those securities. If the availability of tax-exempt securities, or the value of the Municipal Bond Portfolio's holdings, could be materially affected by such changes in the law, the Fund's Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

ALL PORTFOLIOS

      OTHER INVESTMENTS AND INVESTMENT STRATEGIES. Each Portfolio may invest in securities with fixed, variable or floating interest rates or in zero coupon securities. These securities may have various buy-back features that permit the Portfolios to recover principal by tendering the securities to the issuer or a third party. certain securities may be purchased on a when-issued or delayed delivery basis. As a matter of fundamental policy, each Portfolio may also borrow money for temporary or emergency purposes in an aggregate amount not exceeding one-third of its total assets. As a matter of non-fundamental policy, however, no Portfolio will purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding. In addition, certain of the securities purchased by the Portfolios may be considered illiquid. For further information about the Portfolios' investments and investment strategies, see the Appendix to this Prospectus and the Statement of Additional Information.

      PORTFOLIO  TURNOVER.   The  frequency  of  portfolio  transactions  and  a
Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Intermediate Bond Portfolio is expected to be less than 100%.

      OTHER INFORMATION. Each Portfolio is subject to fundamental policies that, like the Portfolio's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). All investment policies stated within this Prospectus are, unless otherwise indicated, non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. Additional fundamental and non-fundamental investment policies are described in the Appendix to this Prospectus and in the Statement of Additional Information.

RISK FACTORS

      GENERAL. There can be no guarantee that any Portfolio will achieve its investment objective. Each Portfolio's net asset value per share will fluctuate, and an investor's redemption proceeds may be higher or lower than the cost of the shares when initially purchased. The value of the Portfolios' investments may change in response to changes in interest rates and the relative financial strength and creditworthiness of each issuer. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of those securities generally decline. WTC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

      Each Portfolio invests only in securities that are rated, at the time of purchase, in the four highest rating categories of an NRSRO such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. Moreover, ratings may change after a security is purchased. Moody's considers securities in the fourth highest rating category within investment-grade securities (Baa) to have speculative characteristics. Such securities tend to have higher yields, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case for more highly rated securities of similar maturities. The Portfolios may acquire securities insured by private insurance companies or supported by letters of credit furnished by domestic or foreign banks. In those instances, WTC monitors the financial condition of the parties whose creditworthiness is relied upon in determining the credit quality of the securities. A change in the rating of a security, in the issuer's ability to make payments of interest and principal, in a credit provider's ability to provide credit support or in the market's perception of those factors will affect the value of the security, and WTC will reevaluate the security to determine whether the Portfolio should continue to hold it under the changed conditions.

      The ability of the Portfolios to buy and sell securities may be limited at any particular time and with respect to any particular security. The amount of information about the financial condition of an issuer of municipal securities may not be as extensive as information about corporations whose securities are publicly traded. Generally, the secondary market for municipal securities is less liquid than that for taxable fixed income securities. WTC closely monitors the liquidity of securities that the Portfolios hold and, in the case of certain securities such as restricted securities that may be sold only to institutional investors or unrated municipal lease obligations, makes liquidity determinations in accordance with guidelines adopted by the Fund's Board of Trustees.

      Certain securities held by each Portfolio may permit the issuer at its option to call or redeem the securities. If an issuer redeems securities held by a Portfolio during a period of declining interest rates, the Portfolio may not be able to invest the proceeds in securities providing the same investment return as the securities redeemed. During a period of declining interest rates, securities held by the Portfolios may have market values that are higher than the principal amounts payable at maturity. Although this "premium " value is amortized over the period remaining until maturity, an investor who purchases shares of a Portfolio during a period of declining interest rates may face an increased risk of capital loss if the securities are called or redeemed before maturity.

      DERIVATIVES. Some of the Portfolios' investments may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar instruments that may be used in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in the view of WTC, derivatives include "stripped" securities, specially structured types of mortgage-backed, asset-backed and municipal securities, such as interest only, principal only and inverse floaters, and U.S. dollar-denominated securities whose value is linked to foreign securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. WTC takes these risks into account in its management of the Portfolios. As a fundamental policy, no more than 15% of a Portfolio's total assets may at any time be committed or exposed to derivative strategies.

      HEDGING STRATEGIES. The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time.

      YEAR 2000 ISSUE. Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by WTC and the Portfolios' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000
Problem." WTC is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

PURCHASE OF SHARES

      HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD at their net asset value next determined after a purchase order is received by PFPC and accepted by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to the Portfolio you have selected, along with a completed Application (included at the end of this Prospectus) to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

      BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire and, if making an initial purchase, to obtain an account number, you must telephone PFPC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to PFPC, c/o PNC Bank, Philadelphia PA - ABA# 031-0000-53, attention: The Rodney Square Strategic Fixed-Income Fund, DDA# 86-0172-6591, further credit - your account number, the name of the selected Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to PFPC at the address stated above under "By Mail."

      INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Short/Intermediate Bond and Intermediate Bond Portfolios only may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing the IRA, call PFPC at (800) 336-9970. PNC Bank, N.A. ("PNC") makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

      AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, PFPC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4 p.m., Eastern time) on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

      ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to the minimum initial investment requirement. The Fund and RSD each reserves the right to reject any purchase order and may suspend the offering of shares of the Portfolios for a period of time.

      Purchase orders received by PFPC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by PFPC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

      It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to PFPC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

SHAREHOLDER ACCOUNTS

      PFPC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share.

      In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account by Portfolio.

      Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more before the account is closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

REDEMPTION OF SHARES

      Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name, the Portfolio's name and your account number.

      BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an institution acceptable to PFPC, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, that is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The written instructions should be mailed to: The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The redemption order should indicate the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

      BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone may elect to apply in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach PFPC by telephone, you may make a redemption request by mail.

      ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value next calculated after PFPC has received your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. WTC or the Service Organization is responsible for transmitting redemption orders and crediting their customer accounts with redemption proceeds on a timely basis.

      Redemption checks are normally mailed or wired on the next Business Day of the Fund after receipt and acceptance by PFPC of redemption instructions (if received by PFPC before the close of regular trading on the Exchange) but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

      For more information on redemptions, contact PFPC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

      SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call PFPC at
(800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of regular trading on the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

EXCHANGE OF SHARES

      EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio or for shares of the other funds in the Rodney Square complex that currently offer their shares to investors. These other Rodney Square Funds are:

      THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

           U.S.   GOVERNMENT   PORTFOLIO,   which  invests  in  U.S.  Government
           obligations and repurchase agreements involving such obligations.

           MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

      THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

      THE RODNEY SQUARE STRATEGIC EQUITY FUND, each portfolio of which seeks superior long-term capital appreciation by investing in equity securities. Its portfolios are:

           LARGE CAP GROWTH EQUITY PORTFOLIO, which invests in equity securities of large cap U.S. companies that are judged to possess strong growth characteristics.

           LARGE CAP VALUE EQUITY PORTFOLIO, which invests in equity securities of large cap U.S. companies that are judged to be undervalued in the marketplace relative to underlying profitability.

           SMALL CAP EQUITY PORTFOLIO, which invests in equity securities of small cap U.S. companies that are judged to possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.

           INTERNATIONAL EQUITY PORTFOLIO, which invests in equity securities of foreign issuers.

      A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by PFPC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. The net asset values per share of the Rodney Square Fund portfolios and the Rodney Square Tax-Exempt Fund are determined at 12:00 noon, Eastern time, on each Business Day of the Fund. The net asset values per share of the Portfolios and the Rodney Square Strategic Equity Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

      To obtain prospectuses of the other Rodney Square Funds, contact RSD. To obtain more information about exchanges, or to place exchange orders, contact PFPC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by SEC rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square Fund shares to be acquired through such exchange may be legally made.

HOW NET ASSET VALUE IS DETERMINED

      PFPC determines the net asset value per share of each Portfolio as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day of the Fund. The net asset value per share of each Portfolio is calculated by dividing the total current market value of all of a Portfolio's assets, less all its liabilities, by the total number of the Portfolio's shares outstanding.

      The Portfolios value their assets based on their current market prices when market quotations are readily available. These prices may be supplied by a pricing service. Current market prices are generally not readily available for municipal securities; current market prices may also be unavailable for other types of fixed income securities held by the Portfolios. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. The value of fixed income securities maturing within 60 days of the valuation date may be determined by valuing those securities at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Fund's Board of Trustees.

      The assets held by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      DIVIDENDS AND OTHER DISTRIBUTIONS. The net investment income earned by each Portfolio is declared as a dividend daily and paid to its shareholders ordinarily on the first Business Day of the Fund of the following month, but in no event later than seven days after the end of the month in which the dividends are declared. Net investment income of a Portfolio is determined immediately prior to the determination of its net asset value per share on each Business Day of the Fund (see "How Net Asset Value Is Determined ") and consists of interest accrued and original issue discount (and, in the case of the Municipal Bond Portfolio, if it so elects, market discount on tax-exempt securities) earned on its investments less amortization of any premium and accrued expenses. Each Portfolio makes annual distributions of realized net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and the Short/Intermediate Bond and the Intermediate Bond Portfolios annually distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by the Portfolios.

      Dividends and other distributions payable by a Portfolio are automatically reinvested in additional shares of the Portfolio on the payment date at their current net asset value, unless the shareholder elects to receive distributions, in cash, in the form of a check, by checking the appropriate boxes on the Application accompanying this Prospectus. Each dividend and other distribution is payable to shareholders of a Portfolio who redeem, but not to shareholders who purchase, shares of the Portfolio on the ex-distribution date.

      FEDERAL INCOME TAX. The Intermediate Bond Portfolio intends to qualify, and each other Portfolio intends to continue to qualify, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on the portion of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gain and, in the case of the Short/Intermediate Bond and Intermediate Bond Portfolios, net realized gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders. While each Portfolio may invest in securities the interest on which is subject to federal income tax and securities the interest on which is exempt from that tax, under normal conditions the Short/Intermediate Bond and Intermediate Bond Portfolios invest primarily in taxable securities and the Municipal Bond Portfolio invests primarily in tax-exempt securities.

      Distributions by the Municipal Bond Portfolio of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions, as designated by the Portfolio ("exempt-interest dividends"), may be treated by its shareholders as interest excludable from gross income. However, exempt-interest dividends are included in a shareholder's "modified adjusted gross income" for purposes of determining whether any portion of the shareholder's Social Security or railroad retirement benefits are subject to federal income tax. A portion of the exempt-interest dividends paid by the Portfolio may be a Tax Preference Item.

      Dividends from each Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Distributions of a Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of the length of time they have held their shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Portfolio may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly. Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, they will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      Shortly after the end of each calendar year, each Portfolio notifies its shareholders of the amounts and federal tax status of dividends and capital gain distributions paid (or deemed paid) by the Portfolio during that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

      Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Bond Portfolio shares will not be deductible to the extent that Portfolio's distributions consist of exempt-interest dividends.

      Each Portfolio is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a certified taxpayer identification number. Each Portfolio also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he or she is subject to backup withholding, the investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

      A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of one Portfolio for shares of another Portfolio or another fund in the Rodney Square complex. (See "Exchange of Shares."). In addition, if Portfolio shares are purchased within 30 days of redeeming other shares of that Portfolio at a loss, that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares. If a shareholder redeems shares of the Municipal Bond Portfolio that were held for six months or less, the deductible loss will be reduced by the amount of exempt-interest dividends received by the shareholder with respect to those shares, and the remaining loss (and the entire loss in the case of a redemption of shares of another Portfolio as a loss after being held for that period) will be treated as a long-term, rather than a short-term, capital loss to the extent of capital gain distributions received on those shares.

      STATE AND LOCAL INCOME TAXES. The exemption of certain interest income for federal income tax purposes does not necessarily mean that such income is exempt under the income or other tax laws of any state or local jurisdiction. Shareholders may be exempt from state and local income taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which they reside, but generally are taxed on income derived from obligations of other jurisdictions. Shortly after the end of each calendar year, the Municipal Bond Portfolio notifies its shareholders of the portion of their tax-exempt income attributable to each state for that year.

      The foregoing is only a summary of some of the important income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolios, there may be other federal, state or local tax considerations applicable to a particular investor. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts, or estates may be subject to different federal income tax treatment. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

PERFORMANCE INFORMATION

      All performance information advertised by each Portfolio is based on historical information, shows the performance of a hypothetical investment and is not intended to indicate and is no guarantee of future performance. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, a Portfolio's yield and net asset value will vary depending upon, among other things, changes in market conditions and the level of the Portfolio's operating expenses. The Fund's annual report to shareholders contains additional performance information. The annual report is available upon request and free of charge.

      TOTAL RETURN. From time to time, quotations of each Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years, as of a stated ending date. If the Portfolio has not been in operation for those time periods, the life of the Portfolio will be used where applicable. Standardized Return assumes that all dividends and other distributions were reinvested in additional shares of the Portfolio.

      In addition, each Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted.

      A Portfolio's Return (Standardized and Non-Standardized) is increased to the extent that WTC or RSMC has waived all or a portion of its fees or reimbursed all or a portion of the Portfolio's expenses. Returns (Standardized and Non-Standardized) are based on historical performance of the Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance.

      YIELD. From time to time, quotations of each Portfolio's "yield" may be included in advertisements, sales literature or shareholder reports. Quotations of the Municipal Bond Portfolio's "tax-equivalent yield" may also be included in advertisements, sales literature or shareholder reports. These quotations, as calculated in accordance with regulations of the SEC, may differ from a Portfolio's net investment income, as calculated for financial reporting purposes. The yields quoted are historical and not a prediction of future yields.

      The yield of a Portfolio refers to the net investment income generated by the Portfolio over a specified thirty-day (one month) period. This income is then annualized. That is, the amount of income generated by the Portfolio during that thirty-day period is assumed to be generated during each month over a 12-month period and is shown as a percentage. The effective yield is expressed similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      The Municipal Bond Portfolio's tax-equivalent yield is calculated by determining the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of that Portfolio's yield, assuming certain tax brackets for a Portfolio shareholder. That formula is:

        The Portfolio's Yield
   _____________________________      =   The Shareholder's Tax-Equivalent Yield
100% - The Shareholder's Tax Bracket

      For example, if the shareholder is in the 39.6% tax bracket and can earn a tax-exempt yield of 5.0%, the tax-equivalent yield would be 8.28%:

                   5.0%
          __________________________     =   8.28%
               100% - 39.6%

      INTERMEDIATE BOND PORTFOLIO. The Intermediate Bond Portfolio commenced operations on June __, 1998 following the transfer of assets by the Bond Fund, a collective investment fund, to the Intermediate Bond Portfolio in exchange for shares of the Intermediate Bond Portfolio. The Intermediate Bond portfolio of investments on June __, 1998 was the same as the portfolio of the Bond Fund immediately prior to the transfer.

      The Bond Fund was not a registered investment company as it was exempt from registration under the 1940 Act. Because, in a practical sense, the Bond Fund constitutes a "predecessor" of the Intermediate Bond Portfolio, the Intermediate Bond Portfolio calculates its performance by including the Bond Fund's total return adjusted to reflect the annual deduction of fee and expenses applicable to shares of the Intermediate Bond Portfolio as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers).

      The Intermediate Bond Portfolio from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical information and are not intended to indicate, predict or guarantee future performance of the Intermediate Bond Portfolio.

                        PERFORMANCE INFORMATION REGARDING
                   THE BOND FUND, A COLLECTIVE INVESTMENT FUND


                          AVERAGE ANNUAL TOTAL RETURN*


                                               Inception
   1 Year         3 Years      5 Years           (12/90)
   ------         -------      -------         ---------

   8.95%          9.59%        6.89%           7.93%


------------------

*Figures were calculated pursuant to a methodology established by the SEC. The total return figures are as of December 31, 1997. The Bond Fund's inception date was December 1990.

      The above-quoted performance data is the performance of the Bond Fund for the period before the Intermediate Bond Portfolio commenced operations, adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. The investment objective, restrictions and strategies of the Intermediate Bond Portfolio are substantially similar to those followed by the Bond Fund since the latter's inception. The minimum credit quality for the Bond Fund was "A" through April 30, 1997; after the current minimum date, the minimum credit quality for the Bond Fund was changed to "BBB," the same as that for the Intermediate Bond Portfolio. The portfolio manager of the Intermediate Bond Portfolio also managed the Bond Fund from its inception in December 1990 to the June __, 1998 transfer of assets.

MANAGEMENT OF THE FUND

      The Fund's Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.

      INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, is the Investment Adviser of the Portfolios. Under Advisory Agreements with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In addition to serving as Investment Adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

      Under the Advisory Agreements, each Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.35% of the average daily net assets of the Portfolio. WTC has agreed to waive its fees or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% (0.75% in the case of the Municipal Bond Portfolio) of the Portfolio's average daily net assets through February, 1999.

      Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division and Clayton M. Albright, III, Vice President of the Fixed Income Management Division of the Asset Management Department of WTC are primarily responsible for the day-to-day management of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been with WTC since 1976. In

1987, he joined the Fixed income Management Division and since that time has specialized in the management of intermediate and long-term fixed income portfolios.

      Robert F. Collins, CFA, Vice President of Credit Research and Municipal Trading within the Fixed Income Management Division of the Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Collins has been a municipal bond portfolio manager and credit analyst for WTC for more than 10 years.

      ADMINISTRATIVE  AND  ACCOUNTING  SERVICES.  Under  an  Administrative  and
Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative services for the Portfolios including preparing shareholder reports, assisting WTC in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Portfolios. PFPC also performs accounting services for the Portfolios including determining the net asset value per share of each Portfolio.

      For the services provided under the Administration and Accounting Services Agreement, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million of average daily net assets; 0.05% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily net assets in excess in of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.

      Under a Fund Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios including supplying office facilities, non-investment related statistical and research data and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing and distribution proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

      TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC also serves as Transfer Agent and Dividend Paying Agent to the Portfolios.

      CUSTODIAN AND SUB-CUSTODIAN. WTC serves as Custodian, and PNC serves as Sub-Custodian, of the Portfolios' assets. For its custody services, the Fund pays WTC an annual fee equal to the amount derived from the following schedule:
0.015% of the first $2 billion of the Fund's average daily net assets; 0.0125% of the next $1 billion of the Fund's average daily net assets; and 0.010% of the Fund's average daily net assets in excess of $3 billion, plus $7.50 per purchase, sale or maturity of each portfolio security. WTC (not the Fund) pays PNC for sub-custodial services. Any related out-of-pocket expenses incurred in the provision of custodial services to a Portfolio are borne by that Portfolio.

      DISTRIBUTION AGREEMENT. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials for the Portfolios, enters into agreements with financial institutions to sell shares of the Portfolios and, directly or through its affiliates, provides investor support services.

      BANKING LAWS. Banking laws restrict deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective Agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF THE FUND

      The Fund is a diversified, open-end, management investment company established on May 7, 1986 as a Massachusetts business trust under Massachusetts law by a Declaration of Trust. Prior to June __, 1998, the name of the Short/Intermediate Bond Portfolio was the Rodney Square Diversified Income Portfolio and the name of the Municipal Bond Portfolio was the Rodney Square Municipal Income Portfolio.

      The Fund's capital consists of an unlimited number of shares of beneficial interest. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional series and classes of shares. Shares of the Portfolios entitle their holders to one vote per share and fractional votes for fractional shares held. Separate votes are taken by each Portfolio on matters affecting that Portfolio. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

      As of January 1, 1998, WTC owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 88.7% of the shares of the Short/Intermediate Bond Portfolio and 84.5% of the shares of the Municipal Bond Portfolio, and may be deemed to be a controlling person of those Portfolios under the 1940 Act. It is anticipated that immediately after the commencement of operations of the Intermediate Bond Portfolio, WTC will own by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts approximately 100% of the shares of the Intermediate Bond Portfolio, and may be deemed to be a controlling person of that Portfolio under the 1940 Act.

      The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

APPENDIX

The following paragraphs contain a brief description of the securities in which the Portfolios may invest and the strategies in which they may engage consistent with their investment objectives and policies.

SECURITIES THAT MAY BE PURCHASED BY THE PORTFOLIOS

      ASSET-BACKED SECURITIES. The Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

      Asset-backed securities typically are supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

      Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest on fixed income obligations is particularly sensitive to prepayments.

      The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

      BANK OBLIGATIONS. The Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States, provided that the bank has assets of at least $5 billion at the date of investment.

      Obligations of foreign branches of U.S. banks and U.S. branches or wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing discussed below in connection with the Short/Intermediate Bond Portfolio's and Intermediate Bond Portfolio's investments in foreign debt obligations.

      CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

      FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities purchased by the Portfolios may have various buy-back features that permit the Portfolios to recover principal upon tendering the securities to the issuer or a third party. For example, a Portfolio may enter into a stand-by commitment permitting the Portfolio to resell fixed income securities back to the original seller at a specified price. The Portfolios may also purchase long-term fixed rate bonds that may be tendered at specified intervals to a bank or other financial institution for their face value. Demand instruments permit the Portfolios to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. These buy-back features are often supported by letters of credit or other guarantees obtained by the issuers or financial intermediaries. However, without credit enhancements, if there is a default or significant downgrading of a bond or, in the case of a municipal bond, a loss of its tax-exempt status, the buy-back feature may terminate automatically and the risk to the Portfolio holding the bond will be that of holding a long-term security.

      ILLIQUID SECURITIES. Certain of the Portfolios' assets may be considered illiquid, including restricted securities that can only be resold in a registered public offering, over-the-counter options and repurchase agreements or time deposits maturing in more than 7 days. No more than 15% of a Portfolio's net assets may be invested in these and other illiquid securities.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property. There are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government; and (3) those issued by private issuers and collateralized by mortgage loans or other mortgage-backed securities without a government guarantee but usually with some form of private credit enhancement. The value of all mortgage-backed securities will vary with the creditworthiness of the issuer, the level and type of collateralization and interest rates. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental regulation or tax policies.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time. The rates of such prepayments can be expected to accelerate as interest rates decline. To the extent the Portfolios purchase these securities at a premium or discount, prepayment rates will affect yield to maturity. Prepayments also can result in losses on securities purchased at a premium to the extent of the premium. In addition, prepayments usually can be expected to be reinvested at lower interest rates than the original investment. Derivative mortgage-backed securities, such as stripped mortgage-backed securities or residual interests, generally are more sensitive to changes in interest rates, and the market for such securities is less liquid than the market for traditional debt securities and mortgage-backed securities. Interest only and principal only mortgage-backed securities backed by fixed rate mortgages and issued by an agency or instrumentality of the U.S. Government may be determined to be liquid by WTC pursuant to guidelines approved by the Fund's Board of Trustees.

      MUNICIPAL SECURITIES. The municipal securities in which the Portfolios may invest include general obligation, revenue or special obligation bonds, industrial development bonds ("IDBs") and private activity bonds ("PABs"). General obligation bonds are secured by an issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facility or project or, in some cases, from the proceeds of a special excise or other tax. Similarly, resource recovery bonds are issued to build facilities such as solid waste incinerators or waste-to-energy; the revenue stream from those bonds is secured by fees or rents paid by municipalities for use of the facilities and depend upon whether the municipalities appropriate funds for these usage fees. The term "municipal securities" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations.

      IDBs and PABs finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term "municipal securities" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The interest on these bonds issued after August 15, 1986, generally is a Tax Preference Item.

      PARTICIPATION INTERESTS. The Portfolios may purchase participation interests in fixed income securities that have been issued by banks or other financial institutions. Participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

      More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment. Nevertheless, participation interests may be backed by credit enhancements such as letters of credit, insurance policies, surety bonds or liquidity facilities to provide full or partial coverage for certain defaults and losses relating to the underlying securities or to provide liquidity support for participation interests that give holders the right to demand payment of principal upon a specified from a bank or recognized securities dealer number of days' notice.

      REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. While it does not currently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolios to limit repurchase transactions to those banks and primary dealers whose creditworthiness has been reviewed and found satisfactory by WTC.

      U.S.  GOVERNMENT  OBLIGATIONS.  Each  Portfolio  may purchase  obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government obligations"), including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States (for example, U.S. Treasury securities or GNMA securities) to obligations that are supported solely or primarily by the creditworthiness of the issuer (for example, securities issued by FNMA, FHLMC and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

      VARIABLE AND FLOATING RATE SECURITIES. The Portfolios' investments may include fixed, variable or floating rate securities. Variable or floating rate securities bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Under certain conditions, these securities may be considered to have remaining maturities equal to the time remaining until the next interest rate adjustment date or the date on which principal can be recovered on demand.

      The variable rate securities in which the Portfolios invest may pay interest at rates that vary inversely to changes in market interest rates. These securities, referred to as "inverse floating obligations" or "residual interest bonds" provide opportunities for higher yields but are subject to greater fluctuations in market value.

      WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis for delivery to the Portfolio later than the normal settlement date for such securities, at a stated price and yield. The Portfolio generally does not pay for such securities or start earning interest on them until they are received. However, when a Portfolio purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or a missed opportunity to make an alternative investment.

      ZERO COUPON SECURITIES. The Portfolios may invest in zero coupon securities of governmental or private issuers. Such securities generally pay no interest to their holders prior to maturity. Accordingly, such securities are usually issued and traded at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than are debt obligations of comparable maturities and credit quality that make current distributions of interest in cash

SECURITIES THAT MAY BE PURCHASED BY THE SHORT/INTERMEDIATE BOND AND INTERMEDIATE BOND PORTFOLIOS

      CONVERTIBLE SECURITIES. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in convertible bonds or notes or preferred stock that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The issuer may have the right to call the securities before the conversion feature is exercised.

      FOREIGN DEBT OBLIGATIONS. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in obligations of foreign issuers, including foreign governments, payable in U.S. dollars and issued in the United States (Yankee bonds). The Portfolio may invest up to 10% of its total assets, at the time of purchase, in obligations of foreign and U.S. issuers payable in U.S. dollars and issued outside the United States (Eurobonds) and other non-U.S. dollar-denominated fixed income securities of foreign issuers, including those issued by foreign governments. The Portfolio's investments in foreign fixed income securities may involve risks in addition to those normally associated with investments in domestic securities, including the possible imposition of exchange control regulations or currency restrictions, which would prevent cash being brought back to the United States; less publicly available information with respect to issuers of securities; less extensive regulation of foreign brokers, the securities markets and issuers of securities; lack of uniform accounting standards; a generally lower degree of liquidity than that available in the U.S. markets; and the possible imposition of foreign taxes, including taxes that may be confiscatory. Other risks of foreign investment include non-negotiable brokerage commissions, lower trading volume and greater volatility, possible delays in settlement, the difficulty of enforcing obligations in foreign countries, and possible political or social instability in foreign countries. Further, to the extent that the Short/Intermediate Bond or the Intermediate Bond Portfolios invest in securities denominated in foreign currencies, the Portfolios will be subject to fluctuations in foreign currency exchange rates and costs incurred in conversions between currencies.

      OBLIGATIONS ISSUED BY SUPRANATIONAL AGENCIES. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in the obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Such obligations may be denominated in U.S. dollars or other currencies. Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed above with respect to foreign debt obligations.

      PREFERRED STOCKS. The Short/Intermediate Bond and Intermediate Bond Portfolios may invest in dividend-paying preferred stocks of U.S. and foreign issuers that, in the judgment of WTC, have substantial potential for income production. Such equity securities involve greater risk of loss of income than debt securities because the issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities and are more subject to changes in economic and industry conditions and to changes in the financial condition of the issuers.

      REVERSE REPURCHASE AGREEMENTS. The Short/Intermediate Bond and Intermediate Bond Portfolios may enter into reverse repurchase agreements to sell portfolio securities to securities dealers or banks subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. The value of the securities subject to a reverse repurchase agreement may decline below the repurchase price. The Portfolio may also encounter delays in recovering the securities and even loss of rights in the securities should the opposite party fail financially. Reverse repurchase agreements, together with other borrowing by the Portfolio, are limited to one-third of the Portfolio's assets. The Portfolio will maintain with its custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under reverse repurchase agreements that are outstanding.

INVESTMENT STRATEGIES THAT MAY BE USED BY THE PORTFOLIOS

      HEDGING STRATEGIES. The Portfolios may engage in options and futures strategies to hedge various market risks (such as interest rates and broad or specific market movements) or to enhance potential gain. The Portfolios may also purchase or sell forward currency contracts in an attempt to manage the Portfolio's foreign currency exposure. The Portfolios may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Portfolios may also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. Use of options, futures and forward currency contracts by the Portfolios is limited by market conditions, regulatory limitations and other tax considerations.

      LENDING OF PORTFOLIO SECURITIES. The Portfolios may lend securities to increase investment income through interest on the loan. All loan agreements will require that the loans be fully collateralized by cash, U.S. Government obligations or any combination of cash and such securities, marked to market value daily. The Portfolios continue to receive interest on the securities lent or an equivalent fee from the borrower, while simultaneously earning income on the investment of the collateral. The Portfolios retain authority to terminate a loan at any time and retain voting, subscription, dividend and other rights when it is in the Portfolios' best interests to do so. If the borrower of the securities fails financially, there may be a delay in receiving additional collateral, a delay in recovering the securities or even loss of the collateral. However, loans are only made to borrowers that are deemed by WTC to be of good standing and when, in the judgment of WTC, the income that can be earned justifies the attendant risks. The aggregate value of outstanding securities loans in the Portfolios' holdings may not exceed one-third of their total assets.

      SHORT SALES AGAINST THE BOX. The Portfolios may engage in short sales against the box as a hedge when WTC believes that the price of a security held by the Portfolios may decline. In an ordinary or uncovered short sale, the seller does not own the securities sold and must subsequently purchase an equivalent amount of securities in the market to complete or cover the transaction. In a short sale against the box, however, the seller already owns securities equivalent to the securities sold short, and it is these securities that are held by the broker ("against the box") to cover the transaction. The broker borrows the securities that are actually sold from a third party. Because the seller already owns the securities sold and does not need to purchase equivalent securities in the market, the sale entails no possibility of market gain or risk of market loss other than the gain or loss that would be realized by an ordinary sale of the securities.

                      (This Page Intentionally Left Blank)

                                    TRUSTEES

                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                                John J. Quindlen

                                ----------------

                                    OFFICERS
                         Robert J. Christian, President
                          Nina M. Webb, Vice President
                   John J. Kelley, Vice President & Treasurer
                         Carl M. Rizzo, Esq., Secretary
                    Diane J. Drake, Esq., Assistant Secretary
                     Mary Jane Maloney, Assistant Secretary
                     John C. McDonnell, Assistant Treasurer

                                ----------------
                               INVESTMENT ADVISER
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001

                                ----------------
                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                ----------------
                                   DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001